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                                                                   EXHIBIT 10.24

                          La Bajada Land Company., LLC,
              5343 E. Pima Street Suite 102, Tucson, Arizona 85712
                              520-322-0809 ext 270

Dear David,

Per the Terms of the lease dated August 1, 2000, made by and between La Bajada Land Company L.L.C., (herein called 'Lessor") and MicroHelix Labs (herein called "Lessee"), the Lessee agrees to extend their occupancy for 2 additional years * The revised term of this Lease shall be for five years, commencing on September 1, 2000, and ending on August 31, 2005, unless sooner terminated pursuant to any provision hereof. All other terms and conditions of this Lease Agreement shall survive and be in full force and effect.

LESSOR:                                               LESSEE:


By:        /s/   Terrence A. Rixford                  By:     Michael H. Heisler
    -------------------------------------                  ---------------------
Lts                 CFO                               Lts       Managing Partner
    -------------------------------------                 ----------------------
Date:                 5/27/03                         Date:       2/17/03
      -----------------------------------                   --------------------



* at the same rate cited in the lease dated August 1, 2000. /s/ Terrence A. Rixford, 5/27/03